UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2010

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia		23510
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2010, Hampton Roads Bankshares, Inc. (the “Company”) issued an open letter to the people and communities it serves regarding the Company’s outlook for the future (the “Open Letter”), which contains certain financial information related to its fiscal year ended December 31, 2009. A copy of the Open Letter is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

Ex. 99.1	Open Letter, released February 10, 2010.

Forward-Looking Statements

Certain statements made in the Open Letter may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements about our ability to build our capital base, statements about our expected future growth and statements about our beliefs regarding changes in business or other market conditions. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including future economic conditions and the success of measures announced by the Company. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and other reports filed and furnished to the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and the Company undertakes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: February 9, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 99.1	Open Letter, released February 10, 2010.